EXHIBIT 32.2


                             CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.1350, as adopted), Steven Gidumal, Chief Financial Officer of Golden Gate Homes, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

     1. The Company's Annual Report on Form 10-K for the period ended December 31, 2010, to which this Certification is attached as Exhibit 32.2 (the "Annual Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, the undersigned has set his hands hereto as of April 14, 2011.

                    /s/  Steven  Gidumal
                    ---------------
                    Steven  Gidumal
     Chairman  of  the  Board  of  Directors
  and  Chief  Financial  Officer
               (Principal  Financial  and  Accounting  Officer)